HOTH THERAPEUTICS

Clinical-Stage Biopharmaceutical Company Focused on Developing New Generation Therapies



Nasdaq: **HOTH**

JANUARY 2021

Safe Harbor Statement

This presentation contains "forward-looking statements" within the meaning of the "safe-harbor" provisions of the Private Securities Litigation Reform Act of 1995. These statements are identified by the use of words "could," "believe," "anticipate," "intend," "estimate," "expect," "may," "continue," "predict," "potential" and similar expressions that are intended to identify forward-looking statements. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of Hoth Therapeutics, Inc. ("Hoth" or the "Company") to differ materially from the results expressed or implied by such statements. These forward-looking statements are made on the basis of the current beliefs, expectations and assumptions of management, are not guarantees of performance and are subject to significant risks and uncertainty. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in Hoth's reports that it files from time to time with the Securities and Exchange Commission (the "Commission") and which you should review, including those statements under "Item 1A – Risk Factors" in Hoth's Annual Report on Form 10-K, as amended by its Quarterly Reports on Form 10-Q and other reports that Hoth files with the Commission. Important factors that could cause actual results to differ materially from those described in forward-looking statements contained in this presentation include, but are not limited to: the adverse impact on economies around the world of the current COVID-10 pandemic; changes to our anticipated sources of revenues; competitive conditions; difficulties in obtaining regulatory approvals for the Company's product candidates; changes in economic and political conditions; the success of our research and development initiates; and other factors. These forward-looking statements should not be relied upon as predictions of future events and Hoth cannot assure you that the events or circumstances discussed or reflected in these statements will be achieved or will occur. If such forward-looking statements prove to be inaccurate, the inaccuracy may be material. You should not regard these statements as representation or warranty by Hoth or any other person that we will achieve our objectives and plans in any specified timeframe, or at all. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company disclaims any obligations to publicly update or release any revisions to the forward-looking information contained in this presentation, whether as a result of new information, future events or otherwise, after the date of this presentation or to reflect the occurrence of unanticipated events, except as required by law.

Our Mission


HOTHTHERAPEUTICS

Founded in 2017, Hoth Therapeutics, Inc. was formed as a global platform to commercialize innovative and proprietary therapeutics. The Company aims to launch scientifically advanced products to address unmet needs and deliver value to patients as well as all healthcare stakeholders.

HOTHTHERAPEUTICS
NASDAQ: HOTH

Company Overview

Large total addressable market with broad consumer appeal

Clinical Program

- ✓ BioLexa Platform is initially focused on the treatment of mild to moderate atopic dermatitis in adolescents
- ✓ Novel mixture of two compounds; 1) prevents biofilm formation that will protect the infection + 2) an antibiotic, treats the underlying infection
- ✓ Received HREC approval to begin clinical trial in Australia
- ✓ Phase 1 top-line data expected by Q1 2021; Phase 2a data expected in Q3/Q4 2021

Multiple Shots on Goal

- ✓ HT-001 – Treat Cutaneous Side Effects of Epidermal Growth Factor Receptor (EGFR) Inhibitors (Cancer Patients)
- ✓ HT-002 Peptide Therapeutic for COVID-19
- ✓ HT-003 - Acne & Psoriasis
- ✓ HT-004 – Asthma & Allergic Inflammation
- ✓ HT-005 - Z-Pods™ to Treat Cutaneous Lupus Erythematosus (CLE)
- ✓ HT-006 – Novel antibiotic for ventilator-associated and hospital-acquired pneumonia
- ✓ VaxCelerate – COVID-19 Vaccine
- ✓ On-the-Go Sars-CoV-2 Testing Device System

Partnerships

University of Maryland Baltimore
Zylö — Results. Delivered.
Camargo — The Global 505(b)(2) Experts — Pharmaceutical Services
Tergus Pharma
Virginia Commonwealth University
The George Washington University
Novotech — The Asia Pacific CRO
U.S. Army Medical Research and Development Command
Massachusetts General Hospital
Cincinnati Children's Hospital Medical Center
University of Cincinnati

Pipeline: Multiple Shots on Goal


Lead Discovery
Lead Optimization
Early Pre-Clinical Proof of Concept
Pre-CLinical IND-Enabling
Phase 1 Clinical
Phase 2 Clinical
Phase 3 Clinical
Approval Launch
Drug & Biologic Therapies
BioLexa Platform: Atopic Dermatitis (proposed)
BioLexa Platform : DFU
BioLexa Platform : Chronic Deep Wounds
HT-001 : Dermatology/Oncology
HT-002 : COVID-19
HT-003 : Acne/Psoriasis
HT-004 : Gene Therapy
VaxCelerate : COVID-19 Vaccine
HT-005 Z-Pods™ : Lupus
HT-006 VAP/HAP
Research
Development
Design Verification
Design Validation / Clinical
Marketing Application
Devices
On-the-Go Sars-CoV-2 Testing Device

BioLexa Platform for Atopic Dermatitis

Market Opportunity
- Atopic dermatitis market predicted to grow from $6.4B in 2017 to $18.3B by end of 2027*
- Current treatments are expensive with undesirable side effects

Solution
- Novel mixture of two compounds targeting Atopic Dermatitis (AD) or eczema - First compound breaks down the biofilm protecting the infection (staphylococcus aureus or s. aureus), allowing the second, an antibiotic, to more effectively treat the underlying infection.

Phase 1b Clinical Trial in Humans scheduled to begin dosing Q1 2021
- Received HREC approval to begin clinical trial in Australia
- Phase 1b trial to be immediately followed by Phase 2 trial

Milestone:
- Results of Phase 1b trial expected in 2021

*Atopic Dermatitis Market – Global Industry Analysis, Size and Forecast, 2017-2027

BioLexa Platform for DFU & Chronic Wound Disorders

Market Opportunity
- Diabetic Foot Ulcers affect approximately 9.1 to 26.1 million people worldwide*
- Approximately 19-34% of people with diabetes are likely to be affected*
- Unmet need for therapeutic approaches that heal wounds with S. aureus biofilms

Solution
- Accelerating the healing of diabetic wounds infected with S. aureus forming biofilms with its patented approach to inhibit biofilms from forming

Pilot Study at Massachusetts General Hospital Vaccine & Immunotherapy Center
- Materials delivered for Module 1 of the Pilot Study in early 2019
- Focusing on applications to diabetic foot ulcers in a murine model

Milestone:
- Results of pilot study received July 11, 2019

*https://www.nejm.org/doi/full/10.1056/NEJMra1615439

HT-001 : Cutaneous Side Effects of EGFR Inhibitors

Market Opportunity

- EGFR inhibitors are a class of drugs used to combat various cancers and have been known to cause varying degrees of skin rashes, lesions, hair loss and nail changes to patients*

Solution

- HT-001 for topical therapy to counter the dermatological related side-effects of EGFR inhibitor therapy in cancer patients.

Pre-clinical Research

- 12 week study conducted at GW suggests the topical application of HT-001 could be very effective in suppressing erlotinib induced-facial rash/hair loss with approximate 71% reduction. It supports that HT-001 may be used broadly as an effective intervention to prevent EGFR-TKI-induced cutaneous toxicity.**

Milestone

- Pre-IND Meeting with FDA scheduled for February 22, 2021
- Formulation development to be completed March 2021
- Toxicology contract signed with Charles River to initiate IND-enabling studies

*Lacouture, Mechanisms of cutaneous toxicities to EGFR inhibitors. Nature Reviews, 2006
**https://ir.hoththerapeutics.com/news-releases/?qmodStoryID=5132975101160031

HT-001 : Topical HT-001 Proof-of-Concept Results


Control - 12 weeks
HT-001 (O) alone – 12 weeks
Erlotinib (O) - Week 12
Erlotonib (O) + HT-001 (O) – week 12
Erlotonib (O) + HT-001 (T) – week 12

12 week Exposure period Rat Group (n ± SE = 5/grp)	Dermatitis/Hair Loss Numerical Severity Grade	% Change (↑↓)
CTL	0±0	0%
Erl (O)	3.16±0.17 **	316% ↑ vs Ctl
HT-001 (O)	0±0	0%
Erl (O) + HT-001 (O)	1.17±0.18 **	63.0% ↓ vs Erl
Erl (O) + HT-001 (T)	0.92±0.10 **	70.9% ↓ vs Erl

Numerical grades for severity of facial skin dermatitis/hair loss	
None = 0	0
slight = ± to +	0.1 - 1
mild = ±+ to ++	1.1 - 2
moderate = ±++ to +++	2.1 - 3
severe = ±+++ to ++++	3.1 - 4

Dose information in Figure legend 4. ** & ** $p<0.01$ & 0.001, respectively vs erl; ** $p<0.001$ vs Ctl

- **HT-001 administered either via oral or topical application is effective to significantly reduce EGFR inhibitor-induced skin toxicities**

HT-001 : Formulation Development

- 4 Formulation candidates under evaluation; 2 candidates are in the final stages for evaluation (decision March 2021)
- Formulations have skin protectant function to improve patient comfort
- Target dosage form is gel emulsion provided as either topical spray or pump

TP4 (leading formulation) shows skin protection up to 24 hours


TEWL Kinetics
ΔTEWL change (Occlusion effect)
20
15
10
5
0
-5
-10
Stripped Skin (baseline)
Petrolatum (positive control)
TP1
TP2
TP4
TP5
T0 before application
T0 post application
2hr
6hr
12hr
24hr

HT-002 : COVID-19 Therapeutic

Market Opportunity

- SARS-CoV-2 virus attaches to and enters cells through the binding of its Spike Protein to the cell surface receptor Angiotensin Converting Enzyme 2 (ACE2)
- Because of the wide-spread dispersion of ACE2 within the body, there are numerous opportunities for SARS-CoV-2 to infiltrate the body.

Solution

- Protein analysis and binding of SARS-CoV-2's spike protein is an important step in finding ways to prevent the virus from binding to ACE2 receptors, which allows the virus to replicate.
- This therapeutic development effort exploits the binding of the SARS-Cov-2 spike protein to ACE2 to develop effective peptide 'decoys' that have the potential to preferentially bind to the spike protein and prevent fusion and infection

Pre-clinical Research

- The research is being led by inventor Michael H. Peters, Ph.D., Professor, Department of Chemical and Life Science Engineering at VCU, College of Engineering, and is being aided, in part, by powerful supercomputers as part of the COVID-19 High Performance Computing Consortium.

Milestone

- Proof-of-concept virus binding assays are in-progress at Virginia Commonwealth University (target data readout in March 2021)

HT-003 : Acne & Psoriasis

Market Opportunity

- ~7.5 million people are affected by psoriasis in the US alone, representing ~2% of the population with approximately 100,000 new cases reported each year*
- 60 million people suffering from all grades of acne in the US, 20% of which is severe enough to result in facial scarring**

Solution

- HT-003: Lead retinamide RAMBAs demonstrate anti-keratinization & sebosuppressive effects in vitro and in reconstructed human epidermis, with equal or superior effects to currently marketed retinoids, 13-CRA and ATRA [*unpublished data*]

Pre-clinical Research

- Researchers obtained promising early results demonstrating that lead retinamide (RAMBAs) have equal or superior effects over approved retinoids (ATRA and 13-CRA) to inhibit proliferation of normal human adult keratinocytes and sebocytes, and antikeratinizing effects in reconstructed human epidermis.
- Preclinical trial at Weill Cornell results in September 2020 supports therapeutic action in acne.

Upcoming Milestone

- In vitro mechanism studies (RNAseq) and In vivo preclinical mice studies expected to start in Q1 2021

*https://www.grandviewresearch.com/industry-analysis/psoriasis-drugs-market
**https://www.mordorintelligence.com/industry-reports/acne-therapeutics-market

HT-003 : Preclinical Study Results


TLR2 (6 hr)
**
****
****
ns
Relative Gene Expression
2.5
2.0
1.5
1.0
0.5
0.0
control
PGN
HT-003
PGN + HT-003
NFKB1 (6 hr)
*
**
ns
Relative Gene Expression
1.5
1.0
0.5
0.0
control
PGN
HT-003
PGN + HT-003

- TLR2 is one of the most critical genes for acne pathophysiology
- Data shows that HT-003 significantly downregulates TLR2 expression after challenge with PGN (TLR2 agonist) in an in vitro human keratinocyte model

HT-004: Asthma & Allergic Inflammation

Market Opportunity

- According to Center for Disease Control, one in thirteen people have asthma*
- More than 25 million Americans have asthma and the numbers have been steadily increasing since 1980 across all ages, genders and racial groups*

Solution

- The methodology of HT-004 is a new approach for the technique of antisense oligonucleotide-mediated exon skipping to specifically target and down-regulate IgE receptor expression in mast cells.
- These findings set a breakthrough for allergic diseases as they are driven by the activation of mast cells and the release of mediators in response to IgE-directed antigens.

Pre-clinical Research

- Study initiated in February 2020 determine the best approach for targeting allergic inflammation in the airways with Splice-switching oligonucleotides (SSOs) and establish proof of principle by providing preclinical mouse data.
- Pre-clinical completed in October 2020 with positive results supporting the therapeutic mechanism of action

Upcoming Milestone

- Future development will identify and advance drug candidates for asthma and other allergic diseases using a humanized mouse model
- Initial toxicology and formulation development

*https://www.aafa.org/asthma-facts/

HT-004: Asthma & Allergic Inflammation


n.s.
****
****
Bronchiolar inflammation score
0
1
2
3
4
5
Baseline
Vehicle Control
Oligo Control
Beta Oligo

- Peribronchiolar Inflammation was reduced by inhalation of alternative splicing inducing exon skipping oligonucleotide that targets FcER1-beta pre-mRNA to produced the truncated isoform of FcER1-beta.
- Ovalbumin inhalation induced airway-centric recruitment of inflammatory cells predominated by eosinophils admixed with lymphocytes, macrophages, and fewer mast cells.
- Inflammatory cell recruitment was minimal in lungs of mice lacking the ovalbumin-induced allergic airway disease and administered only PBS vehicle control.
- Inflammatory cell recruitment was moderate to marked resulting in expansion of peribronchiolar connective tissues by several cells thick in some areas for mice in control treatment groups with ovalbumin-induced allergic airway disease (vehicle control and oligo (non-target) control.
- Despite ovalbumin-induced allergic airway induction, lungs from mice receiving inhalation of FcER1-beta had reduced inflammatory cell recruitment around bronchioles.

VaxCelerate – Vaccine for COVID-19

Market Opportunity
- COVID-19 has reached pandemic status
- As this is a novel virus, there is virtually no immunity in the global population
- Death rates are estimated to be approximately 2% of confirmed cases*

Solution
- VaxCelerate could offer several advantages over other vaccines in combination therapy**:
- In infectious applications, it allows rapid development against viruses and other pathogens
- Generates customized cellular immunity

Preclinical Study Timeline**:
- Design and produce a Self-Assembling Vaccine (SAV) against COVID-19
- In vivo assessment of SAV-CoV vaccine response in mouse model (2 months)
- In vivo assessment of SAV-CoV vaccine response in nonhuman primate model (6 months)

Milestone
- Completion of first small animal studies in September 2020

* https://www.who.int/emergencies/diseases/novel-coronavirus-2019
** https://halovax.com/about/

HT-005 Z-Pods™ : Cutaneous Lupus Erythematosus (CLE)

Market Opportunity

- Approximately 1.5 million Americans currently suffer from lupus and of those diagnosed, approximately two thirds will develop CLE*
- Most likely to effect women*
- 2-3 times more likely to effect women of color*

Solution

- Improves drug penetration
- Prevents development

Preclinical Study Timeline:

- Support that HT-005 Z-Pods™ inhibit the development of CLE lesions in a well-established animal model of lupus
- Confirmation study developed and completed Spring 2020

Milestone

- Preclinical study design in development, expected to start Q2 2021

*https://www.lupus.org/resources/lupus-facts-and-statistics
*https://www.lupus.org/resources/cutaneous-lupus

Lupus Study II Results Thus Far are Excellent

Anandamide (AEA) in coconut oil ("neat") provides a small therapeutic effect (although the lesions continue to progress), but this same AEA loaded in Z-pods™ provides an actual reduction in lesion score.

Controlling Rapid Metabolism.

Overcoming Poor Dermal Penetration.


Untreated
AEA in coconut oil
AEA-loaded Z-pods in coconut oil
Average score
0.6
0.5
0.4
0.3
0.2
0.1
0
-0.1
-0.2
1
2
3
4
5
6
7
8
9
10
Time / weeks after 1st skin plaque observed

https://ir.hoththerapeutics.com/ht-005-z-pods

Animal Data

Untreated | Control: Empty Z-pods™ | HT-005 Z-pods™



HT-006: Novel Antibiotic for Ventilator-Associated Pneumonia (VAP)/Hospital-Acquired Pneumonia (HAP)

Market Opportunity

- The market size of pneumonia therapeutics in 2019 was $1.68 billion USD and expected to grow to $2.86 billion USD by 2026, globally.[1]
- The HAP market accounted for more than USD 352 million in 2019. [1]
- VAP is one of the most common health care-associated infections and accounts for 25% to 42% of all infections that occur in ICUs[2]

Solution

- VK28 has iron chelator properties; iron is essential for bacterial growth and survival
- Proof-of-concept data generated from Walter Reed Army Institute of Research showed bacteriostatic effect of VK28 against *Acinetobacter baumanii, Staphylococcus aureus, Pseudomonas aeruginosa, Klebsiella pneumoniae, Escherichia coli*[3]

Preclinical Study Timeline:

- Research plan for proof-of-concept efficacy in multi-drug resistant bacteria and delivery via inhalation is under development with Dr. Daniel Hassett at the University of Cincinnati. Research will include both in vitro studies and mouse model studies

Milestone

- 1 year research plan in development with a goal of having proof-of-concept data in Q1 2022

1.Pneumonia Therapeutics Market 2020-2026, Global Market Insights, June 2020
2.Nora, D and Povoa, P, Antibiotic consumption and ventilator-associated pneumonia rates, some parallelism but some discrepancies. Ann Transl Med 2017;5(22):450
3. Thompson MG, et al, Antibacterial Activities of Iron Chelators against Common Nosocomial Pathogens. Antimicrobial Agents and Chemotherapy 2012; VOL 56(10): p. 5419-5421

On-the-Go Sars-CoV-2 Testing Device System

Market Opportunity

- Negative tests do not equate immunity and multiple tests are needed to ensure future containment of virus
- Test results can take numerous days in some locations; no tests to be performed by patients

Solution

- The On-the-Go SARS-CoV-2 Testing Device System is under development as a point-of-care/patient-use device that includes a biosensor and an app intended as an aid in the diagnosis of COVID-19 infection.
- The test has the potential to provide results within minutes and the results can be sent to healthcare professionals or public health databases using the app on the patient's mobile device.

The George Washington University

The system uses a nanohole array (NHA)-based plasmonic system being designed for high sensitivity and selectivity detection of SARS-CoV-2 virus. The device uses a thin sheet of gold coated with virus-specific proteins that can bind with SARS-CoV-2 virus. Once SARS-CoV-2 virus binds, the wavelength of light bouncing off the surface changes, creating a different color of light. This change in light color can be detected by a smartphone camera and an app with algorithms designed to detect SARS-CoV-2 virus.

Milestone

- Executed Sponsored Research Agreement Sept 2020 to begin development

www.hoththerapeutics.com

HOTHTHERAPEUTICS
NASDAQ: HOTH

Recent Milestones and Upcoming Catalysts

	Q4 2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021
BioLexa Platform		Initiate Phase 1 cohort 1 dosing Preliminary cohort 1 results	Official cohort 1 Results Initiate Phase 1b cohort 2 Patient Dosing	Phase 1b cohort 2 Results	Type C FDA Meeting US IND preparation
HT-001 (Cutaneous toxicity of EGFR Inhibitors)	Complete Formulation Development Pre-IND Request Submitted	Pre-IND Meeting Formulation Selection Initiate bioanalytical method development	GMP Development	GLP Toxicology Studies	US IND submission
HT-002 (COVID-19 Therapy)	Peptide solubility optimization	In vitro studies for peptide effect			
HT-003 (Acne / Psoriasis)	Positive preclinical results for therapeutic effect	In vitro studies characterizing RAMBA safety and efficacy	Mouse model studies	Study results Formulation development	
HT-004 (Asthma / Allergy)	Positive preclinical results for therapeutic effect	Humanized mouse model studies	Study Results to select oligo actives Submit RFD to FDA	Initiate non-GLP toxicology	
HT-005 Z-Pods (Cutaneous Lupus Erythematosus)	Statistically significant preclinical proof of concept in mouse model	Further preclinical studies			
HT-006 (Antibiotic for VAP/HAP)	License agreement signed with US Army Medical Research and Development Command	Research Plan with Univ. Cincinnati/ initiate in vitro studies	In vitro studies for proof-of-concept	Mouse Model studies	Mouse Model studies
VaxCelerate	First animal studies completed				Pre-IND Meeting
On-the-Go Sars-CoV-2 Testing Device System	Develop Device Design Prototypes	Proof-of-Concept testing			

Investment Highlights

Platform Technology Targeting Large, Unmet Dermatological Needs	✓ Addressing multi-billion dollar unmet market opportunities ✓ BioLexa Platform - Novel mixture of two FDA-approved compounds – in clinical phase of development ✓ Top-line data expected in 2021
Unique Approach in Clinical Program	✓ Pfizer acquired Anacor for $5.2 billion ✓ HOTH is mirroring the clinical development of their lead drug, Eucrisa ✓ Same clinical location, trial design and CRO ✓ Cost effective and quicker path to market
Diverse Pipeline	✓ Offers strong intellectual property portfolio, including exclusive licenses to patents and trademarks ✓ Multiple shots on goal diversifying portfolio and market
Clean Cap Structure with Balance Sheet Supporting Path to Top-Line Data	✓ 15.9 million shares outstanding with % insider ownership (as of January 15, 2021) ✓ Cash on hand is sufficient to take company well through the clinical programs as well as the pre-clinical development programs in current pipeline
Experienced Management, Board and Scientific Advisors	✓ Experienced management team, board of directors and scientific advisors with proven financial, capital markets and drug development experience

Appendix

Scientific Advisors & Management Team

DR. JONATHAN ZIPPIN Senior Scientific Advisor	Dr. Jonathan Zippin is an Associate Professor of Dermatology and Pharmacology Dermatologist at Weill Medical College of Cornell University. He is the current Vice Chair of Research in the Department of Dermatology and is the Director of the Contact, Occupational, and Photo Dermatitis Unit. Dr. Zippin obtained his undergraduate education at Cornell University where he received a Bachelor's of Science with Honors. He then attended the Rockefeller/Cornell/Sloan-Kettering Tri-Institutional M.D./Ph.D. program.
DR. ANDREW HERR Scientific Advisory Board	Dr. Andrew Herr, PhD, is an associate professor in the Division of Immunobiology and Center for Systems Immunology, with an affiliate appointment in the Division of Infectious Diseases at Cincinnati Children's Hospital within the UC Department of Pediatrics. Dr. Herr completed his thesis work in molecular biophysics from Washington University in St. Louis, and completed his postdoctoral work in structural immunology at the California Institute of Technology as a Damon Runyon Research Fellow. He was recruited to the University of Cincinnati College of Medicine as an Ohio Eminent Scholar in Structural Biology before moving to Cincinnati Children's Hospital.
DR. ADAM FRIEDMAN Scientific Advisory Board	Adam Friedman, M.D., F.A.A.D. is Professor and Interim Chair of Dermatology and serves as Residency Program Director and Director of Translational Research in the Department of Dermatology at The George Washington University School of Medicine & Health Sciences. Dr. Friedman completed his undergraduate training at the University of Pennsylvania and graduated with Distinction in Dermatologic Research at the Albert Einstein College of Medicine in New York.
DR. VINCENT NJAR Scientific Advisory Board	Dr. Vincent Njar has over 38 years of demonstrated accomplishment as a medicinal chemist and oncopharmacologist in academia at several universities, including 23 years with University of Maryland School of Medicine, Baltimore, MD, USA. He has more than120 scientific publications, over 35 issued patents and more than 30 pending patents; H-Index: 43; citations: 10,571. He has a Ph.D. in Chemistry (University College. London, UK) and completed a Postdoctoral Fellowship at the Worcester Foundation for Experimental biology, Shrewsbury, MA, USA. He is the Lead Inventor of a drug candidate, galeterone (originally code named VN/124-1), which advanced to Phase III clinical trials in patients with metastatic castration resistant prostate cancer (licensed by UMB to Tokai Pharmaceutical Inc., Boston, MA, USA).

Scientific Advisors & Management Team

DR. MONA ZAGHOUL Scientific Advisory Board	Professor Mona E. Zaghloul, earned her PhD in Electrical Engineering from the University of Waterloo, Canada, in 1975. She was the first woman to graduate with PhD in Engineering from U of Waterloo. She was also the first woman to be appointed as a faculty member at the School of Engineering and Applied Science, The George Washington University in 1980, first woman to be promoted to Full Professor in 1989, and first woman Department Chair of the Department of Electrical Engineering and Computer Science in 1994-1998. She became the Chair of Department of Electrical and Computer Engineering again in 2009-2014. During her tenure at GWU, Dr. Mona Zaghloul served as a Program Director in the Division of Electrical Communication and Cyberspace Systems of the National Science Foundation (NSF), and as a Faculty Hire and Sabbatical Researcher at NIST, ARL (Army Research Laboratory), NASA in the US, and at the Technical University of Delft in the Netherlands. In 2017 she was elected member of the National Academy of Inventor, she is a Fellow of NAI. Her publications (she published over 350 papers), several patents, teaching, and research, as well as her professional service at the IEEE, have helped to create the scientific foundation for Sensors, MEMS/NEMS systems that led to the establishment of the Institute for MEMS and VLSI Technologies at GWU. She published widely in those and other areas and became a Life Fellow of IEEE, Fellow of the National Academy of Inventors, and the IEEE Circuits and Systems Jubilee Golden Medal awardee in recognition of her pioneering work. She was the IEEE Sensors Council President (2009-2010) and received Honorary Doctor Degree from University Waterloo, Canada in 2007.
DR. JEANNE JORDAN Scientific Advisory Board	Dr. Jeanne Jordan received her B.S. in Medical Technology from UW-Madison, and her Ph.D. in Molecular Virology from U-Pittsburgh. At UPMC-Magee she was Medical Director of the Microbiology and Virology lab for 18 years, where she developed a large molecular infectious disease testing menu. During that time, she was PI of several NICHD-funded R03 and R01 grants developing 16S rRNA PCR and pyrosequencing for detecting bacterial and candida neonatal bloodstream infections in her research lab at Magee Women's Research Institute. Currently at GWU School of Public Health, she is PI of an NCI-funded R01 with a focus on identifying more specific biomarkers than the anal Pap to better predict AIN2+ in HIV+MSM population. She is also Director of DC-CFAR NGS lab, Co-I on NIAID-funded DC-Cohort HIV Molecular Epidemiology study, the Moderna COVID19 vaccine trial, and for the HPTN, HVTN and ACTG clinical trial network studies. She serves on the Science Advisory Board for DC Forensic Sciences and Public Health Labs, and in 2020, won the Ed Nowakowski Senior Memorial Clinical Virology Award, recognizing an outstanding scientist whose contributions to this field have had a major impact on the understanding of viral disease pathogenesis.
DR. WILLIAM WEGLICKI Scientific Advisory Board	William Weglicki, MD trained in Medicine at the Georgetown University Hospital before completing his cardiology fellowship at Duke University Medical Center. After two years as a Research Associate at NIH and Johns Hopkins University, he joined the faculty of Harvard Medical School for seven years and there he was promoted to Associate Professor of Medicine. In 1975 he was appointed Chairman of the Department of Biophysics at the Medical College of Virginia of Virginia Commonwealth University. He has been a principal investigator on NHLBI research grants for more than 30 years. From 2014-2018 at GWU he served as Interim Chair of the Department of Biochemistry and Molecular Medicine. His ongoing research includes the study of cardiac and cutaneous side effects due to some of the EGFR/Tyrosine Kinase Inhibiting anticancer drugs.

Scientific Advisors & Management Team

DR. GLENN CRUSE Scientific Advisory Board	Dr. Glenn Cruse, PhD, is currently Assistant Professor of Immunology at North Carolina State University within the College of Veterinary Medicine. Dr. Cruse completed his graduate studies at Glenfield Hospital, of the University of Leicester, United Kingdom, where he focused on human lung mast cell biology in asthma. He completed his postdoctoral fellowship training in the Laboratory of Allergic Diseases, NIAID at NIH before starting his own research program in his current position at NC State. The goal of his research program is to establish novel regulators of allergic inflammation and to develop targeted therapeutics for allergic inflammation and mast cell-mediated diseases.
DR. MICHAEL PETERS Scientific Advisory Board	Dr. Michael Peters is currently Professor of Chemical and Life Science Engineering at Virginia Commonwealth University. He is also an Associate Member of VCU's Massey Cancer Center and an affiliated faculty in the Department of Anatomy and Neurobiology. Dr. Peters received his PhD from the Ohio State University in 1981 and his B.S from the University of Dayton in 1977. Dr. Peters teaches across a broad spectrum of courses in mathematics, science, engineering, and medicine, was involved in the teaching of medical school gross anatomy for over 15 years, trained in animal surgical methods, and has held both academic and clinical appointments. Dr. Peters bioengineering research spans from fundamental to applied studies merging detailed biomolecular computations and mathematical methods to experimental studies, including preclinical and laboratory experiments. His fundamental research includes protein structure, function and interactions, protein folding, and fragment-based protein engineering methods. Current applied studies include inhibition strategies against the SARS-Cov-2 spike protein, amyloid fibril therapeutics in the treatment of AD, and inhibitor design and development for the HSP70-Bag-1 anti-apoptotic pathway in a variety of chemoresistant cancers.
DR. RICHARD GRANSTEIN Scientific Advisory Board	Richard D. Granstein, M.D. is the George W. Hambrick, Jr. Professor and Chairman of the Department of Dermatology. Dr. Granstein obtained his undergraduate education at the Massachusetts Institute of Technology and his medical education at the UCLA School of Medicine. After completing his internship in 1979, he trained in dermatology at the Massachusetts General Hospital. As a Research Fellow, Dr. Granstein studied immunology and tumor biology at the National Cancer Institute-Frederick Cancer Research Facility and at Harvard Medical School. Dr. Granstein joined the faculty of the Department of Dermatology at Harvard Medical School and the Massachusetts General Hospital in 1984. In 1995 he left Harvard to become Chairman of the Department of Dermatology at the Weill Medical College of Cornell University and Dermatologist-in-Chief at the NewYork-Presbyterian/Weill Cornell Medical Center.

Scientific Advisors & Management Team

ROBB KNIE President, CEO and Director	❑ President of Lifeline Industries Inc, since 1995 ❑ 20+ years of equity markets experience, semiconductor and telecommunications ❑ Board positions with NASDAQ listed companies and management positionswith Advisors
DR. STEFANIE JOHNS Chief Scientific Officer	❑ Appointed as Chief Scientific Officer September 2020 ❑ Previously Director of Regulatory Affairs at Enable Injections, Inc. ❑ B.S. Biological Sciences Wright University, Ph.D. Protein Biochemistry University of Cincinnati
VADIM MATS Director	❑ CFO of Point Capital, Inc., and CFO of FWS Capital Ltd. ❑ Previously CFO of Whalehaven Group of Funds, Lust for Life Footwear & Brioclick Inc, Park Capital Management, and Senior Fund Accountant at Bank of New York Mellon ❑ B.S. Business Administration cum laude, M.S. Accounting, Finance from Zicklin School College, respectively CAIA Charterholder and CPA
WAYNE LINSLEY Director	❑ Vice President for CFO OnCall, Inc. a financial reporting firm ❑ CEO and Sole Owner for Executive Outsource Group, Inc., which outsources financial reporting ❑ B.A. Business Administration Siena College
DAVID SARNOFF Director	❑ Founder and Principal of Sarnoff Group, LLC ❑ Previously co-founder and Principal of Morandi, Taub & Sarnoff LLC ❑ B.A. Hofstra University, J.D. Rutgers University School of Law
GRAIG SPRINGER Director	❑ Previously at Invesco U.S. and OppenheimerFunds, Inc. in oversight and governance roles ❑ Serves on FINRA's Securities Industry Essentials Committee ❑ Holds Series 7 and Series 24 Licenses ❑ B.A. English Columbia University, J.D. Fordham University School of Law

HOTHTHERAPEUTICS

THANK YOU

Contact Information

LR Advisors
Hoth Therapeutics, Inc
(678) 570-6791
investorrelations@hoththerapeutics.com